Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
Income tax expense on continuing operations consists of the following:

	Year Ended December 31,
	2017	2016	2015
	(In millions)
Current	$476	$333	$275
Deferred	(241)	14	(1)
	$235	$347	$274

Total income tax expense (benefit) was allocated as follows (in millions):

	Year Ended December 31,
	2017	2016	2015
Net earnings from continuing operations	$235	$347	$274
Tax expense attributable to net earnings from discontinued operations	144	25	16
Other comprehensive earnings (loss):
Unrealized gain (loss) on investments and other financial instruments	25	29	(40)
Unrealized gain (loss) on foreign currency translation and cash flow hedging	4	1	(7)
Minimum pension liability adjustment	3	3	3
Total income tax expense (benefit) allocated to other comprehensive earnings	32	33	(44)
Additional paid-in capital, stock-based compensation	—	—	(21)
Total income taxes	$411	$405	$225

A reconciliation of the federal statutory rate to our effective tax rate is as follows:

	Year Ended December 31,
	2017	2016	2015
Federal statutory rate	35.0%	35.0%	35.0%
State income taxes, net of federal benefit	1.8	2.8	3.0
Deductible dividends paid to FNF 401(k) plan	(0.2)	(0.1)	(0.2)
Tax exempt interest income	(0.4)	(0.5)	(0.8)
Stock compensation	(1.4)	(1.7)	—
Tax Credits	(0.1)	(0.1)	(0.1)
Consolidated Partnerships	—	0.2	0.4
Tax reform	(10.7)	—	—
Non-deductible expenses and other, net	3.2	0.8	(1.6)
Effective tax rate	27.2%	36.4%	35.7%

The significant components of deferred tax assets and liabilities at December 31, 2017 and 2016 consist of the following:

	December 31,
	2017	2016
	(In millions)
Deferred Tax Assets:
Employee benefit accruals	$68	$36
Net operating loss carryforwards	9	22
Insurance reserve discounting	26	—
Accrued liabilities	10	18
Allowance for uncollectible accounts receivable	4	—
Pension plan	2	5
Tax credits	40	41
State income taxes	4	13
Other	1	3
Total gross deferred tax asset	164	138
Less: valuation allowance	22	10
Total deferred tax asset	$142	$128
Deferred Tax Liabilities:
Title plant	$(55)	$(85)
Amortization of goodwill and intangible assets	(113)	(174)
Other investments	(5)	(4)
Other	(13)	(11)
Investment securities	(41)	(39)
Depreciation	(9)	(12)
Partnerships	(75)	(94)
Insurance reserve discounting	—	(79)
Total deferred tax liability	$(311)	$(498)
Net deferred tax liability	$(169)	$(370)

Our net deferred tax liability was $169 million and $370 million at December 31, 2017, and 2016, respectively. Deferred tax liability incurred a one-time reduction of $93 million which was primarily a result of the decrease in the corporate tax rate from 35% to 21% associated with the enactment of the Tax Cuts and Jobs Act of 2017 ("Tax Reform"). The significant changes in the deferred taxes are as follows: The increase in the deferred tax asset for employee benefit accruals is a $71 million increase in deferred compensation related to a change in accounting method offset by a $38 million decrease driven by Tax Reform. The deferred tax liability for insurance reserve discounting decreased by $119 million largely due to the redomestication of certain of our insurance underwriters in 2017, offset by an increase of $15 million attributable to Tax Reform. The deferred tax liability for title plant decreased by $30 million primarily due to Tax Reform. The deferred tax liability relating to partnerships decreased by $19 million primarily due to an increase of $23 million related to ServiceLink activity offset by a $42 million decrease driven by Tax Reform. The deferred tax liability on amortization decreased by $61 million primarily due to Tax Reform. The decrease in the deferred tax asset on net operating losses of $13 million is primarily attributable to usage of assets in the current year and Tax Reform.
We had a valuation allowance of $22 million and $10 million at December 31, 2017 and 2016, respectively. The increase in the valuation allowance is primarily attributable to Tax Reform which decreased the ability to use credit carryovers before they expire in future years.
SEC Staff Accounting Bulletin No. 118 ("SAB 118"), has provided guidance for companies that have not completed their accounting for the income tax effects of the Tax Reform in the period of enactment, allowing for a measurement period of up to one year after the enactment date to finalize the recording of the related tax impacts. As of December 31, 2017, we have not completed our accounting for the tax effects of the enactment of the Tax Reform, however, we have made a reasonable estimate of the effects on our deferred tax balances. In other cases, we have not been able to make a reasonable estimate and will continue to analyze the Tax Reform in order to finalize any related impacts within the measurement period.
At December 31, 2017, we have net operating losses on a pretax basis of $36 million available to carryforward and offset future federal taxable income. The net operating losses are US federal net operating losses arising from acquisitions made since 2008, including CINC and are subject to an annual Internal Revenue Code Section 382 limitation.  These losses will begin to expire in year 2021 and we fully anticipate utilizing these losses prior to expiration with the exception of $3 million of gross net operating losses that are offset by a $1 million valuation allowance.
At December 31, 2017 and 2016, we had $40 million and $41 million of tax credits, respectively. The credits primarily consist of general business credits from acquisitions in the Restaurant Group. We anticipate that these credits will be utilized prior to expiration after a valuation allowance of $21 million on the general business credits.
A tax benefit of $21 million associated with the exercise of employee stock options and the vesting of restricted stock grants was allocated to equity for the year ended December 31, 2015. For the years ended December 31, 2017 and 2016 we have recorded $13 million and $17 million in income tax benefit related to the tax effects associated with the exercise of stock options and vesting of restricted stock. Our adoption of ASU 2016-09 in 2016 resulted in a change in accounting for the tax-effects of stock-based compensation. Beginning January 1, 2016, the tax-effect of the difference in grant date and vest date fair value of stock-based compensation is included in total income tax expense (benefit).

As of December 31, 2017 and 2016, we had approximately $11 million (including interest of less than $1 million) and $18 million (including interest of less than $1 million), respectively, of total gross unrecognized tax benefits that, if recognized, would favorably affect our income tax rate. These amounts are reported on a gross basis and do not reflect a federal tax benefit on state income taxes. We record interest and penalties related to income taxes as a component of income tax expense.
The Internal Revenue Service (“IRS”) has selected us to participate in the Compliance Assurance Program that is a real-time audit. We are currently under audit by the Internal Revenue Service for the 2016 through 2018 tax years. We file income tax returns in various foreign and US state jurisdictions.